UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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FS KKR Capital Corp.

(Name of Registrant as Specified In Its Charter)

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URGENT ISSUE REGARDING YOUR INVESTMENT WITH FS KKR CAPITAL CORP. Dear Stockholder, We have attempted to contact you regarding an important matter pertaining to your investment in FS KKR Capital Corp. Please call 1-844-847-5067 (toll-free) immediately, Monday through Friday between the hours of 9:00 AM to 10:00 PM ET or Saturday and Sunday between the hours of 10:00 AM to 6:00 PM ET. This matter is very important but will take only a moment of your time. Thank you in advance for your assistance with this matter. Sincerely, Future Standard Future Standard 3025 JFK Boulevard, Suite 500 Philadelphia, PA 19104